Pursuant to Rule 497 (e)
                                                      Registration No. 2-89264

===============================================================================
CALIFORNIA DAILY TAX FREE INCOME FUND, INC.                    600 Fifth Avenue
CONNECTICUT DAILY TAX FREE INCOME FUND, INC.                 New York, NY 10020
FLORIDA DAILY MUNICIPAL INCOME FUND                              (212) 830-5345
NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.         (800) 433-1918 (Toll Free)
NEW YORK DAILY TAX FREE INCOME FUND, INC.

(collectively the "Funds" and individually the "Fund")

===============================================================================

                        SUPPLEMENT DATED OCTOBER 14, 2008
           TO THE CURRENT PROSPECTUS FOR EACH OF THE ABOVE NAMED FUNDS

This supplements certain information contained in the Prospectus and should be read in conjunction with the Prospectus.

U.S. TREASURY TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

On October 2, 2008, the Board of each of the Funds determined that the Funds qualify for and will apply to participate in the U.S. Treasury Department ("U.S. Treasury") Temporary Guarantee Program for Money Market Funds (the "Program"). This voluntary program is open to money market funds and provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as "breaking the buck."

While the Funds have not experienced difficulties in maintaining its $1.00 share price, and do not currently foresee any future difficulty in maintaining that price, there can be no assurance that the Funds will be able to do so. The cost of the premium for participation in the Program will be borne by the Funds.

The guarantee under the Program covers shareholders of a participating money market fund only for shares they held in that fund as of the close of business on September 19, 2008. In general, the guarantee does not apply to shares purchased after September 19th or to shares redeemed or exchanged into or out of a fund after September 19th. More specifically, the guarantee will only cover the lesser of (i) the number of shares the shareholder held in the fund as of close of business on September 19, 2008 or (ii) the number of shares held by the shareholder on the date the guarantee is triggered. As a result, shareholders of record on September 19 wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those shares to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.

Under the terms of the Program, if the guarantee is triggered with respect to any one of the Funds, the Board will be required to liquidate that Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquidation, those shares not covered by the Program will receive the Fund's then net asset value per share, which may be less than $1.00 per share.

The Program will exist for an initial three-month term beginning September 19, 2008, after which the Secretary has the option to renew the Program through September 18, 2009. The Funds would have to renew their participation at that time to maintain coverage and would have to pay additional fees. The Program will terminate if not renewed. Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department's Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion).

For additional information on the program, visit the U.S. Treasury Department's website at www.ustreas.gov.

Neither this prospectus supplement, the prospectuses referred to above, nor the Funds are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

Portfolio Holdings Disclosure Policy

From time to time, the Manager may make additional disclosure of the Fund's portfolio holdings on the Fund's website. Shareholders can access the Fund's website at www.rntfunds.com for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

===============================================================================
MULTI Guarantee Supp 10/14/08